Second Quarter 2012 Earnings Release July 24, 2012 Exhibit 99.1

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Agenda 2 • IDEX Mid Year Assessment • Q2 2012 Summary • 2012 Segment Performance Fluid & Metering Health & Science Fire & Safety / Diversified • 2012 Guidance Update • Q&A

IDEX Proprietary & Confidential Replay Information Dial toll–free: 855.859.2056 International: 404.537.3406 Conference ID: #40917655 Log on to: www.idexcorp.com 3

IDEX Proprietary & Confidential
Cautionary Statement
Under the Private Securities
Litigation Reform Act
This presentation and discussion will include forward-looking statements.
Our actual performance may differ materially from that indicated or suggested by any such statements.  There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.

IDEX Proprietary & Confidential
IDEX Mid-Year Assessment

Solid performance in spite of global economic uncertainty
Operational
Excellence
Growth
Conversion
Innovation
New Products
New Markets
Acquisitions
Commercial
Excellence
Global Deceleration
Strong first quarter followed by slowing second quarter
North America remains strong for industrial and infrastructure-related markets
Weak demand in Europe and slowing growth in China
Growth rates in 2H will slow modestly
Exceptional Operating Performance in Attractive Market Segments
Defensible diversified business with strong global teams delivering exceptional value
Execution: operating margin expansion with laser focus on cash conversion
Strong balance sheet and disciplined approach to deployment of capital
IOP Challenged HST Performance
Uncertainty in several OEM end markets
CVI restructuring continues through year-end

$454
$494
$500
$250
$0
Q2
2011
2012

$1.00
$0.62
$0.67
$0.00
Q2
2011
2012

25%
18.2%
18.5%
20%
15%
10%
Q2
2011
2012

$71
$80
$46
$0
Q2
2011
2012

IDEX Proprietary & Confidential
Total Revenue
Operating Margin* Free Cash Flow
EPS*
IDEX Q2 2012 Financial Performance
Continued growth, margin expansion and strong cash generation

* EPS / Op Margin data adjusted for $2.6M restructuring expense (2012) and $3M CVI inventory step-up expense (2011)
Organic: 6% Growth
8% Growth
30 bps expansion 54% Growth

IDEX Proprietary & Confidential
Fluid & Metering
Productivity and strong execution generated margin expansion of 220 bps

Q2 Sales Mix: Organic +3%
Acquisition -%
Fx -2%
Total                                                             +1%
Q2 Summary:
Order softness experienced in Europe and China
Energy, Chemical, Ag strong in NA and emerging markets
Water / Waste water outlook improving in NA, while still challenged internationally
2H market environment will be volatile; expecting continued slower markets in Europe
Total Orders Total Revenue
Operating  Margin*
Organic: 3% Growth
220 bps expansion
Organic: 2% Decline
* Op Margin data adjusted for restructuring expense (2012)
$0
$100
$200
$300
Q2
$209
$211
2011 2012
10%
15%
20%
25%
Q2
19.9%
22.1%
2011 2012
$0
$100
$200
$300
Q2
$211
$202
2011 2012

IDEX Proprietary & Confidential
Health & Science

Q2 Sales Mix: Organic +3%
Acquisition +19%
Fx -1%
Total                                                             +21%
Q2 Summary:
Acquired Matcon LTD (Material Process Technology “MPT” Platform)
MPT platform performed well, driven by strong demand for food and pharma processing equipment (particularly in Asia)
Scientific Fluidics experiencing market softness on inconsistent OEM demand
Optics end markets challenged;  right-sizing the business for the bottom of the cycle
Excluding acquisitions, Op margins expanded modestly
* Op Margin data adjusted for restructuring expense (2012) and $3M CVI inventory step-up expense (2011)
Total Orders
Operating  Margin*
$0
$100
$200
$300
Q2
$132
$166
2011 2012
$0
$100
$200
$300
Q2
$140
$171
2011 2012
10%
15%
20%
25%
Q2
21.3%
16.6%
2011 2012
Total Revenue
Right-sizing Optics platform and global positioning are key to segment recovery
Organic: 7% Growth
Organic: 3% Growth
470 bps contraction

IDEX Proprietary & Confidential
Fire & Safety/Diversified
Great performance across diversified businesses

Q2 Sales Mix: Organic +15%
Acquisition -
Fx -5%
Total                                                             +10%
Q2 Summary:
North American Fire markets stabilized, now growing through adjacencies
Fire restructuring activities will begin to provide benefit in FY13
Rescue continues to win internationally despite headline challenges
Dispensing initiated delivery on large replenishment order; domestic markets improving while European markets are uncertain
Op margins are up 50 bps excluding PY gain on sale of property
* Op Margin data adjusted for restructuring expense (2012)
Total Orders Total Revenue
Operating  Margin*
Organic: 15% Growth
210 bps contraction
Organic: 3% Growth
$0
$50
$100
$150
10%
20%
30%
Q2
25.5%
23.4%
2011 2012
$0
$50
$100
$150
Q2
$104 $102
2011 2012
2011 2012
Q2
$105
$116

IDEX Proprietary & Confidential
Outlook: Revised Guidance

FY12
Revenue  Adjusted EPS
April 2012 - Prior Guidance ~$2.0 B $2.80 - $2.85
Q2 miss (Compared to midpoint of prior guidance)                             (15)                    (0.04)
Slower 2H Organic / Cost actions                             (30)                    (0.06)
Optics (Challenging end markets)                             (10)                    (0.04)
Fx impact                             (20)                    (0.03)
ERC acquisition impact                               15                      0.02
July 2012 - Revised Guidance ~$1.94 B $2.65 - $2.70

IDEX Proprietary & Confidential
Outlook: 2012 Guidance Summary
Q3 2012
Adjusted EPS estimate range:  $0.62 – $0.64
Organic revenue growth of ~ 3%
Negative Fx impact of ~3% to sales (at June 30 rates)
FY 2012
Adjusted EPS estimate range:  $2.65 – $2.70
Organic revenue growth ~ 4-5%
Positive impact of 4% from acquisitions
Operating margin of  ~18.5%
Negative Fx impact of ~2% to sales (at June 30 rates)
Other modeling items
Tax rate = ~30%
Cap Ex ~$40M
Free Cash Flow will exceed net income
Continued selective share repurchase
EPS estimate excludes future restructuring, acquisitions and acquisition–related costs and charges

IDEX Proprietary & Confidential Q&A 12